MASSMUTUAL PREMIER FUNDS

Supplement dated May 18, 2009 to the

Prospectus dated March 2, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information replaces similar information for the Money Market Fund in the section titled Average Annual Total Returns:

MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, in an attempt to allow each class of the Fund to avoid a negative yield. There is no guarantee that a class of the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-09-03